MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES PROSPECTUS DATED JULY 31, 2017

and

THE CLASS Y SHARES PROSPECTUS

DATED JULY 31, 2017

The date of this Supplement is October 31, 2017.

The following change is made in the prospectus of the Class S shares and Class Y-1, Y-2, and
Y-3 shares (the “Prospectuses”) of the Mercer Funds:

Effective October 30, 2017, John Johnson resigned from Mercer Investment Management, Inc. The fifth paragraph in the section of the Prospectuses entitled “Who Manages the Funds” on page 98 of the Class S Shares Prospectus and page 101 of the Class Y Shares Prospectus is replaced in its entirety with the following:

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, and Larry Vasquez, CFA, are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has served as Vice President of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments.